1 FOURTH AMENDMENT TO LEASE This Fourth Amendment to Lease ("Amendment") is dated January 7 2025, for reference purposes only, and is entered into by and between Embarcadero Joint Venture, a California general partnership ("Lessor") and D- Wave Commercial Inc., a Delaware corporation ("Lessee") with reference to the following facts and objectives: RECITALS A. Lessor and Lessee’s predecessor entered into that certain Lease dated January 15, 2013, as amended by that certain First Amendment to Lease dated January 29, 2018, as amended by that certain Second Amendment to Lease dated September 9, 2022 by and between Lessor and Lessee, and as further amended by that certain Third Amendment to Lease dated February 14, 2024 by and between Lessor and Lessee (collectively “Lease”), for premises commonly known as 2650 East Bayshore Road, Palo Alto, California ("Premises"); B. The Term of the Lease was scheduled to expire on June 30, 2025, and Lessee desires to conduct an early exercise of the Option granted to Lessee under the Third Amendment to the Lease to further extend the Term of the Lease through and including June 30, 2026; and C. The parties desire to enter into this Amendment to confirm the extension of the Term of the Lease through June 30, 2026, and to amend certain other provisions of the Lease, all as set forth below. NOW, THEREFORE, the parties agree as follows: 1. Recitals. Lessor and Lessee agree that the above recitals are true and correct and are hereby incorporated herein as though set forth in full. 2. Term Extension. Lessor and Lessee acknowledge and agree that the expiration date of the Term of the Lease is now June 30, 2026. 3. Base Rent. In accordance with the terms of the Option set forth in the Third Amendment, the monthly Base Rent under the Lease for the period of July 1, 2025, through and including June 30, 2026, shall be $20,369.28 per month. 4. Condition of Premises. Lessee acknowledges and agrees (i) Lessee is familiar with the condition of the Premises, (ii) Lessee accepts the Premises in their existing condition "AS IS", and (iii) Lessor shall not be obligated to provide or pay for any improvement, remodeling or refurbishment work or services related to the improvement, remodeling or refurbishment of the Premises. 5. Brokers. Lessee warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Amendment whose commission shall be payable by Lessor. If Lessee has dealt with any person, real estate broker or agent with respect to this Amendment, Lessee shall be solely responsible for the payment of any fee due to said person or firm, and Lessee shall indemnify, defend and hold Lessor free and harmless against any claims, judgments, damages, costs, expenses, and liabilities with respect thereto, including attorneys’ fees and costs. 6. Ratification of Lease. Lessee acknowledges that the Lease is in full force and effect, there are currently no defaults nor claims existing under the Lease, and there are no amendments or addenda to the Lease Agreement other than those set forth herein. 7. Effect of Amendment. Except as modified herein, the terms and conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of this Amendment shall prevail. Docusign Envelope ID: A011153F-87E2-4FEC-8EC2-70BF873A76AC7CA63D26-B C8-47E0-B5AB-6961EB94C8 0

2 8. Definitions. Unless otherwise defined in this Amendment, all terms not defined in this Amendment shall have the meanings assigned to such terms in the Lease. 9. Authority. Subject to the assignment and subletting provisions of the Lease, this Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party’s behalf is authorized to do so and to bind such party to the terms of this Amendment. 10. Miscellaneous. a. Counterparts and Electronic Signatures: This Amendment may be signed in two or more counterparts. When at least one such counterpart has been signed by each party, this Amendment shall be deemed to have been fully executed and each counterpart shall be deemed to be an original and all counterparts taken together shall be one and the same Amendment. This Amendment may be signed by faxed, e-mailed or other electronic signatures (e.g., DocuSign) and faxed, e-mail, or such other electronic signatures hereon shall be deemed originals for all purposes. b. Incorporation. This Amendment is incorporated into the Lease by reference and all terms and conditions of the Lease (except as expressly modified herein) are incorporated into this Amendment by reference. c. Neutral Interpretation. This Amendment shall be interpreted neutrally between the parties regardless of which party drafted or caused to be drafted this Agreement. d. Integration. This Amendment and the Lease comprises the entire agreement between the parties. e. Consent to the Removal of Personal Property. The Lessor agrees to negotiate in good faith with respect to any commercially reasonable documents or agreements that are required by the Lessee’s lender at any time and from time to time, including, but not limited to, a consent to removal of personal property from the Premises, where such personal property serves as collateral for the Lessee’s obligations under a loan agreement with the lender. Lessee agrees that Lessee shall reimburse Lessor, within ten (10) days following Lessor’s delivery to Lessee of an invoice for the same, for Lessor’s reasonable attorney’s fees incurred in connection with any such review and negotiation of any documents requested by Lessee’s lender. IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written. [SIGNATURES APPEAR ON FOLLOWING PAGE] Docusign Envelope ID: A011153F-87E2-4FEC-8EC2-70BF873A76AC7CA63D26-B C8-47E0-B5AB-6961EB94C8 0

3 LESSOR: Embarcadero Joint Venture, a California general partnership By: Handley Management Corporation Its: Managing General Partner By: __________________________ John H. Tittle Its: President Date: __________________________ LESSEE: D-Wave Commercial Inc., a Delaware corporation By: _________________________________ Print: ________________________________ Its: __________________________________ Dated: _______________________________ ACKNOWLEDGEMENT BY GUARANTOR Guarantor, D-Wave Systems Inc., a Canadian corporation, hereby acknowledges the foregoing amendment and acknowledges and agrees that Guarantor’s obligations under the Guaranty continue in full force and effect to Lessee’s obligations under the Lease as amended by the foregoing Fourth Amendment. D-Wave Systems Inc., a Canadian corporation By: __________________________ Its: __________________________ Dated: _______________________ Trevor Lanting Chief Development Officer Chief Development Officer Trevor Lanting Docusign Envelope ID: A011153F-87E2-4FEC-8EC2-70BF873A76AC 10-Jan-2025 | 11:09 AM PST 10-Jan-2025 | 11:09 AM PST 7CA63D26-B C8-47E0-B5AB-6961EB94C8 0 10-Jan-2025 | 5:34 PM PST